                                                                 Exhibit 10.13
When recorded, return to:

STREICH LANG, P.A.
Renaissance One
Two North Central Avenue
Phoenix, Arizona  85004-2391
Attention:  Henry Perras, Esq.



                       LANDLORD'S WAIVER AND AGREEMENT


      WHEREAS, HB AUSTIN LIMITED PARTNERSHIP, a Kansas limited partnership (hereinafter "Landlord") is the landlord and CCIR OF TEXAS CORP., a Texas corporation (hereinafter "Tenant"), is the tenant in a lease dated April 7, 1997 (hereinafter "Lease") covering a portion or all of the real property owned by Landlord and located at 15508 Bratton Lane, Austin, Texas 78728, as more particularly described in Schedule "B" hereto (hereinafter "Property"); and

      WHEREAS, BANK ONE, ARIZONA, NA, a national banking association (hereinafter "Lender"), has made certain loans to Tenant in the aggregate amount of $45,000,000.00 (the "Loan") subject to and secured by a security interest in the personal property or equipment described in Schedule "A" hereto (hereinafter "Collateral").

      NOW, THEREFORE, so long as the aforementioned Lease exists on the Property and the Loan secured by Lender's security interest in the Collateral remains outstanding and in consideration of the mutual covenants and agreements herein contained, Landlord, Tenant and Lender hereby covenant and agree as follows:

      1. Except as limited in this Waiver and Agreement, Landlord waives its interest in the Collateral and agrees that the Collateral shall not become part of the Property regardless of the manner in which the Collateral may be attached or affixed to the Property provided that the Property is not materially damaged or altered thereby. This Waiver and Agreement shall be effective only to the extent of the Loan owed to the Lender. To the extent the Loan is less than the fair market value of the Collateral, this Waiver and Agreement shall be void and ineffective and Landlord's lien or other interest in or to the Property shall control with respect to such excess. Furthermore, full payment of the Loan shall render this Waiver and Agreement void and ineffective and not subject to renewal without a written agreement of the parties hereto, provided, however, that, so long as there is no material impact on the rights of the Landlord under the Lease, Lender may extend and modify the time of payment of the Loan or the performance of any of the terms and conditions related thereto without the consent of or notice to Landlord.

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      2. Landlord agrees it will not prevent Lender or its designee from entering upon the Property at all reasonable times to inspect or remove the Collateral and Lender agrees to promptly and fully repair any resulting damage to the Property. Upon written request and notification by Landlord of the termination of the Lease or the exercise of its rights to possession of the Property by virtue thereof, Lender agrees to cause the Collateral to be removed from the Property to the extent it has title to and/or possession of the Collateral and any resulting damage to the Property to be promptly repaired. Within thirty (30) days after written request and notice to Lender, if the Collateral has not been removed and Lender is not prohibited from removing it because of bankruptcy or other legal proceedings, Landlord may remove the Collateral wholly without liability to Lender for any damage to the Collateral or any impairment of Lender's security interest.

      3. All requests, notices or service provided for or permitted to be given or made pursuant to this Waiver and Agreement shall be deemed to have been properly given or made by depositing the same in the United States Mail, postage prepaid and registered or certified return receipt requested and addressed to the addresses set forth below, or to such other addresses as may from time to time be specified in writing by either party to the other:

                  If to Landlord:         HB Austin Limited Partnership
                                          c/o Kessinger/Hunter & Co., Inc.
                                          2600 Grand Boulevard, Suite 700
                                          Kansas City, Missouri  64108

                  If to Lender:           Bank One, Arizona, NA
                                          Post Office Box 71
                                          Phoenix, Arizona 85001
                                          Attn: Commercial Banking AZ1-1178

                  If to Tenant:           CCIR of Texas Corp.
                                          3502 East Roeser Road
                                          Phoenix, Arizona 85040

      4. This Waiver and Agreement is binding upon and inures to the benefit of Landlord and Lender and their respective successors and assigns, and to no other person or entities, and shall become effective on the date it is fully executed and acknowledged by Landlord, Tenant and Lender, and Landlord has been served with a fully executed and acknowledged copy.



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      IN WITNESS WHEREOF, these presents are executed as of July 25, 1997.

LENDER:                                LANDLORD:

BANK ONE, ARIZONA, NA, a national      HB AUSTIN LIMITED PARTNERSHIP, a
banking association                    Kansas limited partnership



By:         /s/ Steven Reinhart        By:          /s/ John Dehardt
            -------------------                    ------------------
Name:       Steven Reinhart            Name:       John Dehardt
Its:        Vice President             Its:        General Partner


                                       TENANT:

                                       CCIR OF TEXAS CORP., a Texas corporation



                                       By:         /s/ Frederick G. McNamee, III
                                                   -----------------------------
                                       Name:       Frederick G. McNamee, III
                                       Its:        President


STATE OF ARIZONA        )
                        ) ss.
County of Maricopa      )

      The foregoing instrument was acknowledged before me this 25th day of July, 1997, by STEVEN REINHART, the Vice President of BANK ONE, ARIZONA, NA, a national banking association, on behalf of that association.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                (Signature of Notary)
                                                 ------------------------
                                                 Notary Public

My commission expires:

     (Seal of Notary)
-------------------------



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STATE OF MISSOURI       )
                        ) ss.
County of Jackson       )

      The foregoing instrument was acknowledged before me this 23rd day of July, 1997, by John Dehart, the General Partner of HB AUSTIN LIMITED PARTNERSHIP, a Kansas limited partnership, on behalf of that partnership.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     (Signature of Notary)
                                      -------------------------
                                      Notary Public

My commission expires:

      (Seal of Notary)
------------------------------

STATE OF ARIZONA        )
                        ) ss.
County of Maricopa      )

      The foregoing instrument was acknowledged before me this 25th day of July, 1997, by Frederick G. McNamee, III, the President of CCIR OF TEXAS CORP., a Texas corporation, on behalf of that corporation.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                          (Signature of Notary)
                                           ------------------------
                                           Notary Public

My commission expires:

      (Seal of Notary)
-----------------------------

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                                 SCHEDULE "A"


      All of Tenant's right, title and interest in and to the following described personal property:




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                                 SCHEDULE "B"

                                   PROPERTY


Lot 1, BRATTON-GRAND SUBDIVISION, a subdivision in Travis County, Texas, according to the map or plat of record in Volume 88, Pages 174-175, of the Plat Records of Travis County, Texas


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